Exhibit 99.1

Diamond S Shipping Inc. Company Introduction December 2019 DSSI LISTED NYSE

2 Disclaimer and Forward - Looking Statements Matters discussed in this presentation may constitute forward-looking statements. Forward-looking statements include statemen ts concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions. Although management believes tha t these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and cont ing encies which are difficult or impossible to predict and are beyond the Company’s control, there can be no assurance that the Company wi ll achieve or accomplish these expectations, beliefs or projections. Some factors that, in the Company’s view, could cause actual results or conditions to differ materially from those discussed in the forward-looking statements include: the cyclicality of the tanker industry; changes in economic and competitive conditions af fec ting the Company’s business, including market fluctuations in charter rates; risks related to an oversupply of tanker vessels; changes in fuel prices, including as a result of the imposition of sulfur oxide emissions limits in 2020 under new regulations adopted by the IMO (fo r t hose vessels that are not retrofitted with scrubbers); decreases in the market values of tanker vessels; risks related to the management o f t he Company’s growth strategy, counterparty risks and customer relations with key customers; the Company’s ability to meet obligations unde r t ime charter agreements; dependence on third - party managers and a limited number of customers; the Company’s liquidity, level of indebtedness , operating expenses, capital expenditures and financing; the Company’s interest rate swap agreements and credit facilities; ri sk of loss, including potential liability from future litigation and potential costs due to environmental damage, vessel collisions and b usi ness interruption; risks related to war, terrorism and piracy; risks related to the acquisition, modification and operation of vessels; future s upp ly of, and demand for, refined products and crude oil, including relating to seasonality; risks related to the Company’s insurance, including a deq uacy of coverage and increased premium payments; risks related to tax rules applicable to the Company; the Company’s ability to clear the oil maj ors’ risk assessment processes; future refined product and crude oil prices and production; the carrying values of the Company’s vessel s a nd the potential for any asset impairments; the Company’s ability to maximize the use of its vessels, including the redeployment or dis position of vessels no longer under long - term time charter; the Company’s continued ability to enter into long - term, fixed - rate time charter s with its charterers and to re - charter its vessels as their existing charters expire at attractive rates; failure to realize the anticipat ed benefits of the recent merger including as a result of integrating the businesses; failure to maintain effective internal control over financ ial reporting; the Company’s ability to implement its business strategy and manage planned growth; and other risks and uncertainties disclosed i n t he Company’s reports filed from time to time with the Securities and Exchange Commission (“SEC”) under the Securities Exchange A ct of 1934. Please see the Company's filings with the SEC for a more complete discussion of certain of these and other risks and uncertai nti es. The Company undertakes no obligation, and specifically declines any obligation, except as required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

3 Diamond S at a Glance (NYSE: DSSI) Note: 1. Vesselsvalue.com December 2019 2. Weighted by DWT and ownership for the calendar year 2019 Fleet Value Products Crude 50 16 Number of Vessels Products Crude Fleet Age Products Crude 6.9 yrs 10.5 yrs 8.7 yrs Average 20% 80% Fleet Employment Time Spot $mm 66 Vessels $1.6B Value Spot Focused INVESTMENT HIGHLIGHTS ….GEARED TO MARKET UPSIDE 14.6 23.7 29.2 47.5 43.8 71.2 0.99 1.97 2.96 0 1 2 3 4 5 6 7 0.0 20.0 40.0 60.0 80.0 100.0 1,000 5,000 EPS 2,000 10,000 EPS 3,000 15,000 EPS Crude Fleet Products Fleet Earnings per share impact If rates increase by below per day, net income is expected to increase by USD mm LARGE SCALE TANKER FLEET PROVIDES SEABORNE TRANSPORATION OF BOTH CRUDE & REFINED PRODUCTS 2 1 3 4 LOW CASH BREAK EVEN LEVELS SIGNIFICANT EXPOSURE TO SPOT MARKET MANAGEMENT TRACK RECORD OF RETURNING VALUE TO SHAREHOLDERS 1 2

4 » Achieved a 22% revenue CAGR and a 33% EBITDA CAGR and outperformed its peers by 150% from Aug 2001 to Mar 2007 (+200% including ultimate sale value) » Executed a successful vessel acquisition and commercial strategy, growing the fleet from 20 to 37 vessels while reducing the average fleet age from 13 to 4 years of age. » OMI was sold to Teekay and TORM in March 2007 for $2.1B, an 8.1x EBITDA multiple and at a ~120% Price to NAV valuation Craig H. Stevenson, Jr., CEO and Director of DSSI Over 40 years of experience in the shipping industry Founder of DSS LP, a predecessor to DSSI Former CEO and Chairman of OMI Corporation (“OMI”) 1998 - 2007 Kevin M. Kilcullen, CFO Former CFO of Team Tankers International Ltd (2016 - 2019) and Principal Maritime (2012 - 2015) Jefferies Capital Partners, private equity investment 2001 - 2012 Michael G. Fogarty, SVP Commercial Head of Commercial at predecessor company since 2011 Chartering Manager at Gemini Tankers 2004 - 2011 Chartering and operations positions at OMI 1993 - 2004 Sanjay Sukhrani, COO COO at predecessor company since 2009 Former General Manager of Gemini tankers 2007 - 2009 Multiple positions within OMI Corporation 2001 - 2007 OMI CORPORATION UNDER CRAIG STEVENSON’S LEADERSHIP - 100 200 300 400 500 600 Aug 2001 Aug 2002 Aug 2003 Aug 2004 Aug 2005 Aug 2006 Announcement of acquisition of OMI Mar 2007 OMI Peers (FRO,GMR,VLCC.F,NAT,TK,OSG) Management Team with Strong Track Record BEFORE AFTER 302% 419% 149% 178% SHARE PRICE AROUND SALE ANNOUNCEMENT

Market Overview

6 Tanker Market Spot Rates Approximately 80% of the DSSI Fleet is exposed to the spot market SUEZMAX SPOT MARKET RATES $/DAY Source: Clarkson Research Rates surged in October 2019 demonstrating volatility potential. MR SPOT MARKET RATES $/DAY Products markets typically follow on a lag with less volatility. USD per day earnings Source: Clarkson Research 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 Jan Mar May Jul Sep Nov 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 Jan Mar May Jul Sep Nov 2019 10 YR RANGE 2019 10 YR RANGE USD per day earnings DSSI Sensitivity to potential crude spot earnings: DSSI Sensitivity to potential MR spot earnings: RATE INCREASE $ PER DAY EARNINGS INCREASE $MM EPS INCREASE $ PER SHARE $5,000 23.7 $0.61 $10,000 47.5 $1.22 $15,000 71.2 $1.83 Increases in earnings and eps are hypothetical. RATE INCREASE $ PER DAY EARNINGS INCREASE $MM EPS INCREASE $ PER SHARE $1,000 14.6 $0.38 $2,000 29.2 $0.75 $3,000 43.8 $1.13

7 - 25,000 50,000 75,000 100,000 125,000 25 30 35 40 45 50 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Current Market 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 Jan Feb Mar Apr May Jun Jul Aug Sept Oct IEA EIA OPEC mmbpd Tailwinds for tankers despite mixed signals in oil markets Agencies have cut oil demand forecasts during 2019 Other factors include: » Continued backwardation of oil prices limit arbitrage opportunities » Inventories at 60.9 days forward demand near 10 year averages » OPEC+ has continued limits on production quantities » Higher than average refinery maintenance has impacted product seaborne transportation BEARISH FACTORS IN THE OIL MARKETS Source: Bloomberg, Oct 2019 Oil demand growth expected below 1mmbpd in 2019 BULLISH FACTORS IN THE TANKER MARKETS Delays in scrubber retrofits absorbing tonnage Other factors include: » Crude and product tanker orderbooks at historically low levels » Geopolitical factors demonstrated impact on tanker supply » Potential for reemergence of arbitrage opportunities » Imminent IMO 2020 compliance expected to create inefficiency of tanker supply Average days in shipyards increasing (LH) vs. daily Suezmax spot earnings (RH) Source: Braemar ACM, Oct 2019 Retrofits for Afra /LR2 and larger Scrubber retrofit days in yard (LH) Opportunity cost: Avg daily Suezmax earnings in month (RH)

8 Market Fundamentals Regional oil supply and demand growth likely creating further need for tankers. Europe: 0.7 mbpd surplus Americas 4.8 mbpd surplus FSU 0.6 mbpd deficit Middle East 0.3 mbpd deficit Africa 0.4 mbpd deficit Other Asia 2.8 mbpd deficit China 2.1 mbpd deficit Source Fearnleys Research May - 19 World capacity additions/product flows 2020 EAST OF SUEZ WEST OF SUEZ 0.4 0.1 0.2 0.3 (0.4) 1.8 0.9 (3.2) Americas Africa Europe Russia 1.3 1.6 (4.3) 5.1 Middle East Asia Pacific GROWTH IN OIL PRODUCTION DISTANCED FROM DEMAND REGIONS REFINING CAPACITY ADDITION MOSTLY BUILDING FOR EXPORT (MMBPD) Source OPEC

9 Tanker Fundamentals Daily earnings expected to increase based on limited tanker supply growth and rising demand growth. CRUDE TANKER DEMAND GROWTH SUEZMAX FLEET PROFILE PRODUCT TANKER DEMAND GROWTH MR FLEET PROFILE 26% 31% 20% 18% 5% 9% 0-4 5-9 10-14 15-19 20+ On Order 25% 24% 33% 12% 6% 8% 0-4 5-9 10-14 15-19 20+ On Order On order On order Basis: 565 vessels Basis: 1,570 vessels 6.5% 4.3% - 3.3% 4.9% 2.0% 5.0% -4% -2% 0% 2% 4% 6% 8% 10% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 6.4% 1.2% 7.5% 2.5% 6.0% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Source: Clarkson Research Oct - 19 YOY Growth by DWT YOY Growth by DWT

10 62 45 55 65 75 85 Jan Apr Jul Oct Suezmax Asset Values 72 40 50 60 70 80 90 Jan Apr Jul Oct 36 10 20 30 40 50 60 Jan Apr Jul Oct 53 30 40 50 60 70 80 Jan Apr Jul Oct NEWBUILD RESALE 5 YR OLD 2019 2019 2019 10yr range 10yr range 10yr range 2019 10yr range Values in the Crude Fleet have ticked up, but compared to the 10 - year range, more value could potentially be unlocked. Source: Clarkson Research Dec - 19 10 YR OLD 64.3 71.0 51.0 35.4 22.1 13.3 64.3 64.3 52.7 41.2 29.7 18.1 5 15 25 35 45 55 65 75 NB Resale 5 yrs 10 yrs 15 yrs 20 yrs ASSET VALUES ACROSS THE FLEET $mm NEWBUILD PARITY $ mm Asset values have improved across all ages. Older vessels have room to move despite newbuilding prices. Discount to Depreciation 15% Source: Vessels Value 12/9/19 St. Line Depreciation Current Values

11 36.5 40.4 29.9 19.0 11.4 6.9 36.5 36.5 29.9 23.4 16.9 10.3 5 11 17 23 29 35 41 NB Resale 5 yrs 10 yrs 15 yrs 20 yrs 36 25 30 35 40 45 50 Jan Apr Jul Oct 19 10 14 18 22 26 30 Jan Apr Jul Oct 30 15 20 25 30 35 40 Jan Apr Jul Oct 39 25 30 35 40 45 50 Jan Apr Jul Oct MR Asset Values NEWBUILD RESALE 5 YR OLD 2019 2019 2019 10yr range 10yr range 10yr range 2019 10yr range DSSI Product Fleet is in the sweet spot for potential asset appreciation. Source: Clarkson Research Oct - 19 10 YR OLD ASSET VALUES ACROSS THE FLEET $mm NEWBUILD PARITY $ mm Product tanker values generally flat. Older vessel values with room to run upwards. Discount to Depreciation 21% Source: Vessels Value 10/21/19 St. Line Depreciation Current Values

12 7% 8% 7% 9% 6% 3% 6% 5% 5% 5% 6% 3% 6% 4% 4% 3% 5% 3% 6% 4% 4% 3% 3% 3% 5% 4% 3% 3% 3% 2% 5% 3% 3% 3% 3% 2% 4% 3% 3% 3% 3% 2% 3% 3% 3% 3% 2% 2% 2% 3% 2% 2% 2% 2% 2% 2% 2% 2% 2% 1% 46% 38% 37% 37% 36% 22% VLCC SUEZ AFRA LR2 PAN/LR1 MR/Handy Highly Fragmented Market 355 217 243 166 448 779 565 662 458 2,009 VLCC SUEZ AFRA PAN/LR1 MR/Handy Source: Clarksons Research, Aug 2019 779 565 662 373 458 2009 VLCC SUEZ Afra LR2 PAN/LR1 MR/Handy U.S. PUBLICLY LISTED VESSEL OWNER/OPERATORS TOP 10 OWNERS INDIVIDUAL BY SHIP COUNT TOP 10 OWNERSHIP SHARE BY SHIP COUNT TOTAL FLEET OWNERSHIP ACROSS ALL TANKERS No. vessels in fleet No. vessels U.S. Publicly Listed (owner/operator) 15% % Approximate percent of U.S. Publicly Listed to fleet 16% 18% 20% 12% 12% No. vessels owned by top 10 owners No. vessels in fleet ### No individual owner has 10% market share in any tanker class. Others 352.37 m dwt Next 11 - 20 79.15 m dwt Top 10 142.78 m dwt The top multi - class shipowners consist of less than 25% of the global fleet. Substantial opportunity for growth based on current tanker market landscape

Financial Overview

14 18,000 13,000 Crude Product Assets $mm Liabilities & Equity $mm Cash and cash equivalents $75.6 Current portion of debt $122.9 Other current assets 98.1 Other current liabilities 55.0 Current assets 173.7 Current liabilities 177.9 Restricted cash 5.5 Long - term debt 760.8 Vessels, net 1,890.4 Derivative & other LT liabs 2.0 Deferred drydocking 37.1 Equity 1,142.5 Other noncurrent 10.7 Noncontrolling interest 34.2 Total Assets 2,117.4 Total Liabilities & Equity 2,117.4 Strong Balance Sheet CONDENSED BALANCE SHEET AS Sept 30, 2019 CASH & LIQUIDITY Note: Data as of September 30, 2019 except cash break even – see note 3. 1. This facility relates to a joint venture, in which Diamond S is a 51% owner. 2. Loan - to - value is based on brokers in conjunction with debt compliance. 3. Cash breakeven is an average estimate in 2019 and includes daily vessel expenses, general & administrative expenses and debt ser vice. 4. Debt service costs are based on forward LIBOR curve and mandatory repayments on existing debt. OTHER STATISTICS Name # Collateral Vessels Outstanding 9/30 Margin Quarterly Repayment Maturity Date 235mm Facility 8 $180.2 275 bps $4.2 2021 75mm Facility 2 58.1 220 bps 1.3 2023 66mm Facility (1) 2 52.9 325 bps 1.1 2021 460mm Facility 26 262.2 280 bps 10.4 2021 360mm Facility 28 341.3 265 bps 13.8 2024 Deferred Fees (11.1) Total 66 $883.7 $30.7 DEBT SCHEDULE $81.1 $55.5 $5.5 $31.1 CASH & RESTRICTED CASH UNDRAWN REVOLVING CREDIT CAPACITY LIQUIDITY $mm Bank required minimum cash Excess Cash 48% 2019 DAILY CASH BREAKEVENS NET DEBT TO VALUE (2) $mm $mm (3)

15 Capital Expenditure Program BWTS to be installed in 2019/2020 Already completed in 2019 mm estimated range of costs 12 9 $1.1 - 1.3 All secured by equipment contracts BALLAST WATER TREATMENT PROGRAM Planned DD for 2019 Completed thru Q3 2019 Planned DD in 2020 10 5 9 DRYDOCKING 4.5 4.0 3.7 1.5 3.3 3.3 3.3 1.1 0.7 6.6 7.8 8.0 13.6 2.6 Q1 2019 Q2 2019 Q3 2019 Q4 2019 DD BWTS/Other Scrubber 2019 CAPEX SCHEDULE $mm Scrubber installations planned Scrubber installations in Q3 2019 mm expected average cost per scrubber 5 $3.25 2 SCRUBBER PROGRAM 14 8 18 28 11 2 8 22 7 10 32 20 26 50 2019 2020 2021 2022 DD BWTS/Other Scrubber 2019 - 2023 CAPEX SCHEDULE $mm

16 Appendix

17 2020 Guidance for Investors The objective of DSSI guidance is to assist in modeling the Company’s future performance including TCE rates and the impact o f macroeconomic conditions 2020 GUIDANCE Line Item Amounts Operating Expense » $7,500/day Crude Fleet » $7,000/day Products Fleet Depreciation Expense » $100mm - $110mm per year Drydock Amortization » $3mm per quarter G&A Expenses » Cash G&A $1,100/day » $3 - 5mm in est. stock compensation Off - Hire Time » 5 Dry Docks, 30 - 40 days each » 3 Scrubbers, 50 - 60 days each Management agreements with CSM » 1.25% commission on freight for 25 vessels » Fees for technical management and other services are included in OPEX » $2mm commercial advisory service included in cash G&A guidance

18 Fleet List PRODUCT FLEET CRUDE FLEET A complete listing of the DSSI fleet can be found at www.diamondsshipping.com. Aframax Vessel Name Built DWT 1Aristaios 2017 113,689 Suezmax Vessel Name Built DWT 2Miltiadis M II 2006 162,397 3Aias 2008 150,393 4Amoureux 2008 149,993 5Brazos 2012 158,537 6Colorado 2012 158,615 7Frio 2012 159,000 8Pecos 2012 158,465 9Red 2012 159,068 10Rio Grande 2012 159,056 11Sabine 2012 158,493 12San Saba 2012 159,018 13Loire 2016 157,463 14Namsen 2016 157,543 15San Jacinto 2016 158,658 16Trinity 2016 158,734 MR Vessel Name Built DWT 17 Assos 2006 47,872 18 Akeraios 2007 47,781 19 Anemos I 2007 47,782 20 Apostolos 2007 47,782 21 Atlantic Breeze 2007 49,999 22 Atlantic Frontier 2007 49,999 23 Atrotos 2007 47,786 24 Avax 2007 47,834 25 Axios 2007 47,872 26 Citron 2007 49,999 27 Alexandros II 2008 51,258 28 Alpine Madeleine 2008 49,999 29 Alpine Mathilde 2008 49,999 30 Alpine Mia 2008 49,999 31 Aris II 2008 51,218 32 Aristotelis II 2008 51,226 33 Atlantic Gemini 2008 49,999 34 Atlantic Grace 2008 49,999 35 Atlantic Lily 2008 49,999 36 Atlantic Olive 2008 49,999 37 Atlantic Rose 2008 49,999 38 Atlantic Star 2008 49,999 39 Atlantic Titan 2008 49,999 40 Citrus 2008 49,995 41 High Jupiter 2008 51,603 42 High Mars 2008 51,542 43 High Mercury 2008 51,501 44 High Saturn 2008 51,527 45 Adriatic Wave 2009 51,549 46 Aegean Wave 2009 51,510 47 Alpine Moment 2009 49,999 48 Alpine Mystery 2009 49,999 MR (cont'd) Vessel Name Built DWT 49 Atlantic Mirage 2009 51,476 50 Atlantic Muse 2009 51,498 51 Atlantic Pisces 2009 49,999 52 Atlantic Polaris 2009 49,999 53 Ayrton II 2009 51,260 54 Pacific Jewel 2009 48,012 55 Alpine Maya 2010 51,501 56 Alpine Melina 2010 51,483 57 Active 2015 50,136 58 Amadeus 2015 50,108 59 Amor 2015 49,999 60 Anikitos 2016 50,082 Handysize Vessel Name Built DWT 61 Agisilaos 2006 36,760 62 Aktoras 2006 36,759 63 Alkiviadis 2006 36,721 64 Arionas 2006 36,725 65 Atlantas II 2006 36,760 66 Aiolos 2007 36,725